Exhibit 23.(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 8, 1999 included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-36812 on Form S-8.

                                                  Arthur Andersen LLP


Boston, Massachusetts
January 13, 2000